UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2012

Date of reporting period: 04/30/2012

Item 1 – Report to Stockholders

April 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund | of BlackRock Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	SEMI-ANNUAL REPORT	APRIL 30, 2012

Dear Shareholder

One year ago at this time, risk assets were in a broad retreat as political strife in Greece ignited fears about sovereign debt problems spreading across Europe and economic indicators signaled that the global recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. Early in August 2011, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as the European debt crisis intensified. Macro news flow became the dominant force in financial markets, driving asset prices up and down in lock step, in a risk on/risk off trading pattern. By the end of the third quarter in 2011, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October 2011 brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began making concerted efforts to stem the region’s debt crisis. Investors began to reenter the markets, putting risk assets on the road to recovery. Improving sentiment carried over into early 2012 as a number of factors elicited greater optimism. Sovereign debt problems in Europe became less pressing. Greece secured its second bailout package and completed the restructuring of its national debt. The European Central Bank gave financial markets a boost by providing additional liquidity through its long-term refinancing operations. The outlook for the global economy grew less dim as stronger data from the United States, particularly from the labor market, lifted sentiment. Hopes for additional monetary stimulus from the US Federal Reserve and strong corporate earnings pushed risk assets (including stocks, commodities and high yield bonds) higher through the first two months of the year while rising Treasury yields pressured higher-quality fixed income assets. The risk rally softened in late March, however, due to renewed fears about slowing growth in China and Europe’s debt troubles. Equity markets staggered downward in April as Spain’s financial situation became increasingly severe and elections in Greece and France added to uncertainty about the future of the euro zone. In the United States, disappointing jobs reports in April revealed that the recent acceleration in the labor market had been a short-lived surge. Overall, US economic data signaled that the pace of the recovery had slowed, but not to the extent that warranted additional monetary stimulus.

Thanks in large part to an exceptionally strong first quarter of 2012, equities and high yield bonds posted solid returns for the 6-month period ended April 30, 2012. On a 12-month basis, US large-cap stocks and high yield bonds delivered positive results; however, small-cap stocks finished in negative territory. International and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Fixed income securities, including corporate, government and municipal bonds, performed well despite recent yield volatility. US Treasury bonds finished strong, with an April rally erasing the effects of their broad sell-off during February and March. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain. Political uncertainty in Europe elevates concerns about additional flare ups in the debt crisis. Higher energy prices and slowing growth in China continue to pose risks for the global economy. Potential political leadership changes around the world create additional layers of uncertainty. But, we believe that with these challenges come opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Financial markets have regained a significant degree of stability since the period of turmoil we endured last year; however, considerable headwinds remain.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2012

	6-month	12-month

US large cap equities	12.77%	4.76%
(S&P 500® Index)

US small cap equities	11.02	(4.25)
(Russell 2000® Index)

International equities	2.44	(12.82)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	3.93	(12.61)
equities (MSCI Emerging
Markets Index)

3-month Treasury	0.01	0.05
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.83	16.41
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.44	7.54
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	5.71	11.90
bonds (S&P Municipal
Bond Index)

US high yield bonds	6.91	5.89
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2012	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) (formerly known as BlackRock Global Emerging Markets Fund, Inc.) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2012, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•	Relative to the MSCI Emerging Markets Index, the Fund’s underweight to the materials sector was the largest contributor to performance for the period. From an individual security perspective, overweight positions in Brazilian utility stock Cia Energetica de Minas Gerais and Egyptian telecommunication services (“telecom”) company Orascom Telecom Holding had a positive impact on returns. The Fund’s underweight in Brazilian oil producer Petroleo Brasileiro SA proved beneficial, as did an overweight in Turkish gold miner Koza Altin Isletmeleri AS.
•	Detracting from performance during the period were the Fund’s overweight positions in Mexican telecom America Movil SA de CV and Brazilian oil producer OGX Petroleo e Gas Participacoes SA. An overweight to Indian stocks hurt returns, with Indian agrochemical producer United Phosphorus Ltd. as a notable individual detractor. The Fund’s sector overweight to telecom also had a negative impact.

Describe recent portfolio activity.

•	During the six-month period ended April 30, 2012, significant transactions in the Fund included the purchase of Bank of China Ltd., Korean car manufacturer Kia Motors Corp., Brazilian oil producer OGX Petroleo e Gas Participacoes SA and Russian oil producer OAO LUKOIL. Notable sales included Brazilian mining company Vale SA, Mexican telecom America Movil SA de CV and insurance stock China Life Insurance Co. Ltd. Overall, portfolio activity during the period reflected an increased focus on stock-specific risk. From a sector perspective, the Fund moved from an overweight in tele-com to an underweight relative to the benchmark index. Additionally, the Fund moved from an underweight in consumer-related sectors to a neutral position. The Fund reduced its exposure to frontier markets (countries that are less advanced than emerging-market countries) and increased its overweight in the information technology (“IT”) sector.

Describe portfolio positioning at period end.

•	At the end of the period, the Fund was overweight relative to the MSCI Emerging Markets Index in Russia and the IT sector, while it was underweight in Korea and the materials and telecom sectors. Additionally, the Fund maintained exposure to frontier markets, which are not represented in the benchmark index.
•	Emerging market equities have performed well in the first four months of 2012, rising roughly 13% year-to-date. Companies in those markets are continuing to grow their earnings and benefit from an improving domestic economic backdrop. Emerging economies are expected to continue to outpace developed economies, with a projected growth rate of 5.5% for emerging markets in 2012 as compared with a projected growth rate of 1.5% for the developed world. Growth in China is expected to slow to a more moderate, though still strong, pace in 2012. The Fund remains cautious about the outlook for China’s property market and the associated construction industries, as well as the implications for the materials sector, specifically with respect to the rate of growth in demand for certain commodities. Fund management maintains a positive view on emerging-market equities as they offer a range of attractive opportunities given generally lower valuations than developed-market equities, strong earnings growth and high dividend yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Samsung Electronics Co. Ltd.	5%
Bank of China Ltd.	3
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	3
Kia Motors Corp.	2
HON HAI Precision Industry Co. Ltd.	2
CNOOC Ltd.	2
Quanta Computer, Inc.	2
Lukoil OAO — ADR	2
Itau Unibanco Holdings SA — ADR	2
Siam Commercial Bank Public Co. Ltd.	2

Geographic Allocation	Percent of Long-Term Investments
China	14%
Brazil	13
South Korea	11
Taiwan	10
Russia	10
India	5
South Africa	5
Thailand	4
Indonesia	4
Mexico	4
Hong Kong	3
United States	2
Chile	2
Turkey	2
Kazakhstan	2
Panama	2
Other[1]	7

[1]	Other includes a 1% holding or less in each of the following countries: Italy, Argentina, Peru, Ireland, Hungary, Malaysia and Egypt.
4	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in equity securities of issuers located in countries with developing capital markets.
[3]	This free float-adjusted market capitalization weighted index is designed to measure equity market performance of emerging markets.

Performance Summary for the Period Ended April 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.63%	(8.87)%	N/A	3.37%	N/A	12.64%	N/A
Investor A	8.41	(9.14)	(13.91)%	3.04	1.94%	12.33	11.72%
Investor B	7.96	(9.98)	(14.03)	2.18	1.90	11.60	11.60
Investor C	8.02	(9.88)	(10.78)	2.22	2.22	11.43	11.43
MSCI Emerging Markets Index	3.93	(12.61)	N/A	3.48	N/A	13.92	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,086.30	$6.43	$1,000.00	$1,018.69	$6.22	1.24%
Investor A	$1,000.00	$1,084.10	$8.14	$1,000.00	$1,017.05	$7.87	1.57%
Investor B	$1,000.00	$1,079.60	$12.93	$1,000.00	$1,012.44	$12.51	2.50%
Investor C	$1,000.00	$1,080.20	$12.36	$1,000.00	$1,013.00	$11.96	2.39%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	APRIL 30, 2012	5

Fund Summary as of April 30, 2012	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2012, the Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

•	Detracting from performance during the period was the Fund’s underweight relative to the benchmark index in Colombian equities. An underweight and stock selection in Mexico also had a negative impact on returns, as did an overweight and stock selection in Brazil. At the individual security level, an overweight position in Brazilian homebuilder PDG Realty SA Empreendimentos e Participacoes hurt relative returns, as did the absence of Colombian stock Ecopetrol SA among the Fund’s holdings. An overweight in Brazilian bank Itau Unibanco Holdings SA also detracted.
•	Positive contributors to performance included holdings in Colombia and Panama that are not represented in the benchmark index. Notable individual performers during the period included Mexican beverage name Formento Economico Mexicano SA de CV, Brazilian utility Companhia Energetica de Minas Gerais and Columbian oil & gas producer Pacific Rubiales Energy Corp.

Describe recent portfolio activity.

•	During the six-month period ended April 30, 2012, the Fund reduced exposure to Brazil, especially in financials. Specifically, the Fund reduced its holdings in Brazilian banks in response to a change in the industry’s competitive landscape as government-owned banks cut spreads on certain financial products. The Fund also exited positions in Brazilian credit card acquirers. However, the Fund added to positions in Brazilian exporters, which stand to benefit from a weaker domestic currency. The Fund also increased exposure to utilities in Brazil.
•	The Fund’s weighting in Mexico increased during the period. Portfolio activity in the country included rotating the Fund’s exposure within consumer-related equities away from consumer goods and retailers and into beverages. The Fund also added to its Mexican industrials exposure. In Chile, the Fund added to its retail sector holdings, which resulted in greater exposure to the Andean region.

Describe portfolio positioning at period end.

•	As of period end, the Fund remains overweight in Brazil with a higher concentration in companies that rely on domestic demand, but with a growing focus on exporters that stand to benefit from a weaker Brazilian Real. Fund management continues to be positive on more domestically oriented sectors in Brazil in light of recent moves by the nation’s central bank and government that have raised expectations for stronger domestic growth. In Mexico, Fund management continues to closely monitor the upcoming Presidential election and the potential for fiscal and energy reform. While valuations for Mexico overall have generally been trading at fair value at best, the Fund has selectively increased exposure to the country as growth has proven to be resilient despite recent uncertainty around economic growth in the United States, the biggest consumer of Mexican exports. Also at period end, the Fund continues to look for opportunities to increase exposure to the Andean region given attractive growth rates, although liquidity and, in many cases, valuation continue to be issues for the region.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Vale SA, Preference ‘A’ Shares — ADR	11%
America Movil, SA de CV — ADR	9
Petroleo Brasileiro SA — ADR	7
Itau Unibanco Holdings SA — ADR	6
Cia de Bebidas das Americas, Preference Shares — ADR	5
Fomento Economico Mexicano SA de CV — ADR	5
Banco Bradesco SA — ADR	3
Cia de Concessoes Rodoviarias	3
Banco do Brasil SA	2
Grupo Televisa SA — ADR	2

Geographic Allocation	Percent of Long-Term Investments
Brazil	69%
Mexico	20
Chile	4
Peru	2
Colombia	2
Panama	1
Argentina	1
Germany	1

6	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in Latin American equity and debt securities.
[3]	This unmanaged broad based market capitalization-weighted index by MSCI Inc. is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico that are freely purchasable by foreign investors.

Performance Summary for the Period Ended April 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.10)%	(16.96)%	N/A	5.06%	N/A	19.46%	N/A
Investor A	(0.21)	(17.18)	(21.53)%	4.77	3.65%	19.15	18.50%
Investor B	(0.62)	(17.89)	(21.59)	3.86	3.52	18.37	18.37
Investor C	(0.60)	(17.83)	(18.65)	3.93	3.93	18.21	18.21
MSCI Emerging Markets Latin America Index	2.06	(12.26)	N/A	6.32	N/A	19.08	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$999.00	$6.36	$1,000.00	$1,018.49	$6.42	1.28%
Investor A	$1,000.00	$997.90	$7.50	$1,000.00	$1,017.34	$7.57	1.51%
Investor B	$1,000.00	$993.80	$11.70	$1,000.00	$1,013.13	$11.81	2.36%
Investor C	$1,000.00	$994.00	$11.50	$1,000.00	$1,013.31	$11.61	2.32%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	APRIL 30, 2012	7

Fund Summary as of April 30, 2012	BlackRock International Fund of BlackRock Series, Inc.

Investment Objective

BlackRock International Fund’s (the “Fund”) investment objective is to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the US.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2012, through its investment in BlackRock Master International Portfolio (the “Portfolio”) the Fund’s Institutional, Investor A, Investor C and Class R Shares outperformed the benchmark, the MSCI All Country World Index ex-US, while the Fund’s Investor B Shares performed in line with the benchmark.

What factors influenced performance?

•	The Portfolio’s sector positioning contributed positively to performance. Specifically, the Portfolio was overweight relative to the benchmark index in the better performing sectors including consumer staples and consumer discretionary. The Portfolio’s holdings in these sectors such as Imperial Tobacco Group Plc (UK), Reckitt Benckiser group Plc (UK) and Anheuser Busch InBev NV (Belgium) delivered double-digit returns for the period.
•	Conversely, negative performance in the Portfolio came from financials, where sector allocation had the biggest impact. Stock selection also had a negative impact given the Portfolio’s heavy exposure to European financials such as Lloyds TSB Group Plc and ING Groep NV CVA. European financials sold off as investors continued to worry about their exposure to sovereign debt and the potential need for recapitalization. Also detracting from performance was the Portfolio’s positioning in industrials, where stock selection was the primary detractor.

Describe recent portfolio activity.

•	During the six-month period ended April 30, 2012, the Portfolio increased exposure to more defensive names within the consumer discretionary and consumer staples sectors, and reduced exposure to telecom and financials. From time to time, the level of cash increases as the Portfolio reallocates among names and opportunities due to the timing between trade orders and settlement. Cash did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•	As of period end, the Portfolio continued to focus on generating alpha (i.e., outperformance) through stock selection. The Portfolio sought attractive risk-adjusted opportunities, which have recently occurred mostly in telecom and consumer staples, which remained amongst the Portfolio’s largest sector overweights. The Portfolio remained underweight in the more cyclical sectors such as energy and financials. The Portfolio’s overall positioning reflects management’s belief that the global economy continued to be in a period of deleveraging, resulting in slower growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	APRIL 30, 2012

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests all of its assets in the Portfolio, a series of BlackRock Master LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of companies located outside of the United States.
[3]	This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended April 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.45%	(14.57)%	N/A	(1.66)%	N/A	4.69%	N/A
Investor A	3.32	(14.87)	(19.34)%	(1.97)	(3.02)%	4.38	3.82%
Investor B	2.72	(15.81)	(19.60)	(3.08)	(3.47)	3.62	3.62
Investor C	2.81	(15.66)	(16.50)	(2.71)	(2.71)	3.59	3.59
Class R	3.18	(15.08)	N/A	(2.17)	N/A	4.16	N/A
MSCI All Country World Index ex-US	2.73	(12.90)	N/A	(2.75)	N/A	7.05	N/A

[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,034.50	$4.96	$1,000.00	$1,019.97	$4.92	0.98%
Investor A	$1,000.00	$1,033.20	$6.88	$1,000.00	$1,018.09	$6.82	1.36%
Investor B	$1,000.00	$1,027.20	$12.20	$1,000.00	$1,012.83	$12.11	2.42%
Investor C	$1,000.00	$1,028.10	$12.05	$1,000.00	$1,012.99	$11.96	2.39%
Class R	$1,000.00	$1,031.80	$8.49	$1,000.00	$1,016.50	$8.42	1.68%

[5]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	APRIL 30, 2012	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement plans. Prior to August 15, 2011, BlackRock International Fund’s Class R Shares’ performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ Manager waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2011 and held through April 30, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ and Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Funds and Portfolio to hold an investment that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.3%
Tenaris SA — ADR	129,973	$5,093,642
Brazil — 12.8%
Banco do Brasil SA	358,581	4,435,821
BRF — Brasil Foods SA	191,056	3,493,063
CETIP SA — Mercados Organizado	272,533	4,199,194
Cia de Bebidas das Americas, Preference
Shares — ADR	93,039	3,905,777
Cia de Concessoes Rodoviarias	676,441	5,252,119
Cia Energetica de Minas Gerais — ADR	153,110	3,777,224
Embraer SA	277,834	2,396,239
Itau Unibanco Holdings SA — ADR	486,120	7,627,223
Natura Cosmeticos SA	247,644	5,683,931
OGX Petroleo e Gas Participacoes SA (a)	850,500	5,903,058
Tim Participacoes SA — ADR	161,344	4,829,026
		51,502,675
Chile — 2.3%
E.CL SA	1,738,352	4,657,823
Empresa Nacional de Telecomunicaciones SA	226,152	4,498,378
		9,156,201
China — 13.7%
Air China Ltd., Class H (a)	5,828,000	4,209,556
Anhui Conch Cement Co. Ltd. (a)	1,451,500	4,828,480
Bank of China Ltd.	26,783,200	11,153,105
Baidu, Inc. — ADR (a)	36,451	4,837,047
China Shenhua Energy Co. Ltd., Class H (a)	1,527,000	6,743,310
China Telecom Corp. Ltd. (a)	7,788,000	4,173,985
CNOOC Ltd.	3,945,000	8,336,369
CNOOC Ltd. — ADR	18,706	3,959,125
Shanghai Electric Group Co. Ltd. (a)	3,928,000	1,966,579
Tencent Holdings Ltd.	159,900	5,002,278
		55,209,834
Egypt — 0.5%
Orascom Telecom Holding SAE — ADR	1,734,840	2,023,179
Hong Kong — 2.5%
China Overseas Land & Investment Ltd.	2,500,000	5,402,539
Sands China Ltd.	1,234,000	4,831,462
		10,234,001
Hungary — 0.8%
Mol Magyar Olaj- es Gazipari Rt. (a)	40,725	3,366,938
India — 5.1%
ITC, Ltd.	1,191,252	5,543,499
Tata Motors Ltd. — ADR	203,500	6,054,125
United Phosphorus Ltd.	1,050,422	2,317,112
Yes Bank Ltd.	993,566	6,578,343
		20,493,079
Indonesia — 3.9%
Bank Mandiri Tbk PT	6,672,000	5,350,609
Indocement Tunggal Prakarsa Tbk PT	3,152,000	6,172,013
United Tractors Tbk PT	1,320,000	4,234,426
		15,757,048
Ireland — 0.9%
Dragon Oil Plc	365,469	3,490,491
Italy — 1.4%
Prada SpA (a)	804,400	5,441,961

Common Stocks	Shares	Value
Kazakhstan — 1.7%
KazMunaiGas Exploration Production — GDR	337,697	$6,739,054
Malaysia — 0.8%
Malayan Banking Bhd	1,162,100	3,309,451
Mexico — 3.9%
Alpek SAB de CV (a)	1,567,090	3,458,776
Fomento Economico Mexicano SAB de CV — ADR	82,007	6,663,889
Grupo Financiero Banorte SA de CV ‘O’	1,157,652	5,608,759
		15,731,424
Panama — 1.5%
Copa Holdings SA, Class A	76,574	6,226,232
Peru — 1.2%
Credicorp Ltd.	36,100	4,725,851
Russia — 9.6%
Lukoil OAO — ADR	125,622	7,706,910
Magnit OJSC	126,279	3,700,485
Mail.ru Group Ltd. (a)	109,287	4,726,450
NovaTek OAO	38,845	4,959,792
OAO Gazprom — ADR	320,033	3,670,778
Sberbank	735,974	1,662,792
Sberbank — ADR	567,498	7,340,805
Sistema JSFC	254,083	4,831,289
		38,599,301
South Africa — 4.7%
African Bank Investments Ltd.	909,312	4,546,005
Aveng Ltd.	760,451	3,886,462
Standard Bank Group Ltd.	374,884	5,537,896
The Foschini Group Ltd.	297,405	4,930,127
		18,900,490
South Korea — 10.8%
Celltrion, Inc.	129,506	3,633,652
Kia Motors Corp.	128,612	9,437,412
LG Chem Ltd.	10,155	2,538,369
LG Household & Health Care Ltd.	10,249	5,367,607
Samsung Electronics Co. Ltd.	16,799	20,561,326
Samsung Engineering Co. Ltd.	9,719	1,840,050
		43,378,416
Taiwan — 9.3%
Delta Electronics, Inc.	1,530,000	4,519,264
HON HAI Precision Industry Co. Ltd.	2,759,000	8,674,779
Quanta Computer, Inc.	3,012,000	7,881,083
Taiwan Semiconductor Manufacturing Co. Ltd.	1,963,000	5,801,909
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	677,377	10,553,534
		37,430,569
Thailand — 4.2%
CP ALL Public Co. Ltd. (a)	1,563,600	3,883,303
Kasikornbank Public Co. Ltd.	1,111,500	5,890,005
Siam Commercial Bank Public Co. Ltd.	1,400,400	7,031,439
		16,804,747
Turkey — 2.1%
Koza Altin Isletmeleri AS	220,437	4,776,728
Turkiye Garanti Bankasi AS (a)	1,046,752	3,853,659
		8,630,387

Portfolio Abbreviations

To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
the Schedules of Investments, the names and	BRL	Brazilian Real	MXN	Mexican New Peso
descriptions of many of the securities have been	CLP	Chilean Peso	USD	US Dollar
abbreviated according to the following list:	GDR	Global Depositary Receipts

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	11

Schedule of Investments (concluded)	BlackRock Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States — 2.4%
Cognizant Technology Solutions Corp. (a)	72,262	$5,298,250
First Cash Financial Services, Inc. (a)	110,625	4,531,200
		9,829,450
Total Long-Term Investments
(Cost — $353,531,469) — 97.4%		392,074,421

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (b)(c)	16,062,470	16,062,470
Total Short-Term Securities
(Cost — $16,062,470) — 4.0%		16,062,470
Total Investments (Cost — $369,593,939) — 101.4%		408,136,891
Liabilities in Excess of Other Assets — (1.4)%		(5,529,992)
Net Assets — 100.0%		$402,606,899

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	13,520,217	2,542,253	16,062,470	$9,152

(c)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counter- party	Settlement Date	Unrealized Appreciation
HKD	1,559,731	USD	201,017	State Street Global Markets, LLC	5/02/12	$14
MXN	43,094,975	USD	3,277,932	State Street Global Markets, LLC	5/02/12	30,462
USD	20,453	BRL	38,609	Brown Brothers Harriman & Co.	5/02/12	198
USD	27,745	BRL	52,614	Brown Brothers Harriman & Co.	5/03/12	143
Total						$30,817

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$5,093,642	—	—	$5,093,642
Brazil	51,502,675	—	—	51,502,675
Chile	9,156,201	—	—	9,156,201
China	8,796,172	$46,413,662	—	55,209,834
Egypt	2,023,179	—	—	2,023,179
Hong Kong	—	10,234,001	—	10,234,001
Hungary	—	3,366,938	—	3,366,938
India	6,054,125	14,438,954	—	20,493,079
Indonesia	—	15,757,048	—	15,757,048
Ireland	—	3,490,491	—	3,490,491
Italy	—	5,441,961	—	5,441,961
Kazakhstan	—	6,739,054	—	6,739,054
Malaysia	—	3,309,451	—	3,309,451
Mexico	15,731,424	—	—	15,731,424
Panama	6,226,232	—	—	6,226,232
Peru	4,725,851	—	—	4,725,851
Russia	11,377,688	27,221,613	—	38,599,301
South Africa	—	18,900,490	—	18,900,490
South Korea	—	43,378,416	—	43,378,416
Taiwan	10,553,534	26,877,035	—	37,430,569
Thailand	—	16,804,747	—	16,804,747
Turkey	—	8,630,387	—	8,630,387
United States	9,829,450	—	—	9,829,450
Short-Term Securities	16,062,470	—	—	16,062,470
Total	$157,132,643	$251,004,248	—	$408,136,891

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Foreign
currency
exchange
contracts	—	$30,817	—	$30,817
Total	—	$30,817	—	$30,817

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.9%
Tenaris SA — ADR	152,000	$5,956,880
Brazil — 64.5%
AES Tiete SA	162,000	2,052,462
AES Tiete SA, Preference Shares	89,000	1,246,649
Arezzo Industria e Comercio SA	218,000	3,431,000
Autometal SA	574,000	4,598,264
Banco Bradesco SA — ADR	1,375,000	22,041,250
Banco do Brasil SA	1,325,000	16,390,893
BM&F BOVESPA SA	2,488,000	13,992,267
BR Malls Participacoes SA	793,000	9,851,397
BR Properties SA (a)	499,000	6,191,197
Bradespar SA, Preference Shares	298,000	5,456,129
BRF — Brasil Foods SA — ADR	381,000	7,021,830
BTG Pactual Participations Ltd. (a)	225,000	3,610,812
CETIP SA — Mercados Organizado	257,000	3,959,861
Cia de Bebidas das Americas, Preference
Shares — ADR	823,463	34,568,977
Cia de Concessoes Rodoviarias	2,818,000	21,879,915
Cia de Saneamento Basico do Estado de
Sao Paulo — ADR	55,000	4,353,800
Cia Energetica de Minas Gerais — ADR	600,000	14,802,000
Cia Energetica de Minas Gerais, Preference Shares	57,875	1,147,086
Cia Paranaense de Energia — ADR	169,000	4,233,450
Cosan SA Industria e Comercio	230,340	3,999,818
Cyrela Brazil Realty SA	269,000	2,173,281
Diagnosticos da America SA	319,000	2,301,104
EDP — Energias do Brasil SA	351,000	2,454,597
Embraer SA — ADR	303,000	10,495,920
Even Construtora e Incorporadora SA	473,000	1,769,268
Itau Unibanco Holdings SA — ADR	2,650,000	41,578,500
Itausa — Investimentos Itau SA, Preference Shares	1,500,000	7,129,554
Localiza Rent a Car SA	400,000	6,830,522
LPS Brasil Consultoria de Imoveis SA	312,000	5,385,096
Marcopolo SA, Preference Shares	595,000	3,199,512
Metalfrio Solutions SA (a)	128,000	323,668
Natura Cosmeticos SA	316,000	7,252,839
OGX Petroleo e Gas Participacoes SA (a)	1,921,600	13,337,234
PDG Realty SA Empreendimentos e
Participacoes (a)	3,376,000	7,969,992
Petroleo Brasileiro SA — ADR	2,242,000	49,682,720
Profarma Distribuidora de Produtos
Farmaceuticos SA	320,000	1,599,874
QGEP Participacoes SA	712,000	4,788,626
Qualicorp SA (a)	268,200	2,335,661
Rossi Residencial SA	535,000	2,245,364
T4F Entretenimento SA	490,000	4,478,032
Totvs SA	249,000	4,852,897
Ultrapar Participacoes SA	215,000	4,883,928
Vale SA — ADR	175,000	3,885,000
Vale SA, Preference ‘A’ Shares — ADR	3,325,909	71,939,412
		447,721,658
Chile — 4.2%
Banco Santander Chile SA — ADR	172,100	14,079,501
E.CL SA	1,849,000	4,954,298
Empresa Nacional de Electricidad SA — ADR	93,000	5,079,660
Empresa Nacional de Telecomunicaciones SA	189,000	3,759,390
SACI Falabella	105,629	1,031,271
		28,904,120
Colombia — 2.1%
BanColombia SA	2,605	176,697
Pacific Rubiales Energy Corp.	505,000	14,487,726
		14,664,423

Common Stocks		Shares	Value

Mexico — 19.6%
Alfa SAB de CV	255,000		$3,640,214
Alpek SAB de CV (a)	2,600,000		5,738,545
America Movil, SAB de CV — ADR	2,204,934		58,761,491
Fomento Economico Mexicano SAB de CV — ADR	384,000		31,203,840
Grupo Financiero Banorte SA de CV ‘O’	1,600,000		7,751,910
Grupo Mexico SA de CV	1,294,000		3,992,481
Grupo Televisa SA — ADR	691,808		15,199,022
Wal-Mart de Mexico SA de CV	3,526,633		10,085,029
			136,372,532
Panama — 1.3%
Copa Holdings SA, Class A	112,000		9,106,720
Peru — 2.3%
Cia de Minas Buenaventura SA — ADR	210,000		8,666,700
Credicorp Ltd.		45,247	5,923,285
Southern Copper Corp.		39,999	1,315,167
			15,905,152
Total Common Stocks — 94.9%			658,631,485

Corporate Bonds		Par (000)
Brazil — 0.4%
Hypermarcas SA:
3.00%, 10/15/15	BRL	1,648	959,407
11.30%, 10/15/18		1,648	865,744
Lupatech SA, 6.50%, 4/15/18 (b)		2,128	1,118,430
			2,943,581
Total Corporate Bonds — 0.4%			2,943,581

Participation Notes
Brazil — 2.5%
Deutsche Bank AG, (Natura Cosmeticos SA),
due 11/07/19	USD	160	3,615,824
Morgan Stanley BV:
(AES Tiete SA), due 12/20/12		55	791,609
(Hypermarcas SA), due 6/21/13		90	618,643
(Lojas Renner SA), due 12/05/13		100	3,385,340
(Lojas Renner SA), due 2/25/14		50	1,700,025
(Lojas Renner SA), due 7/22/13		33	1,103,322
(Natura Cosmetico SA), 10/29/12		27	627,043
(Natura Cosmetico SA), due 7/22/13		148	3,485,578
(Rossi Residential SA), due 6/17/13		371	1,663,601
Total Participation Notes — 2.5%			16,990,985

Rights — 0.0%		Shares
Brazil — 0.0%
Itausa — Investimentos Itau SA (a)		19,181	5,635

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	13

Schedule of Investments (continued)	BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Warrants (c) — 0.0%	Shares	Value
Brazil — 0.0%
Hypermarcas SA (Expires 10/15/15)	1,644	—
Total Long-Term Investments
(Cost — $499,536,562) — 97.8%		$678,571,686

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.18% (d)(e)	22,671,591	22,671,591
Total Short-Term Securities
(Cost — $22,671,591) — 3.3%		22,671,591
Total Investments (Cost — $522,208,153) — 101.1%		701,243,277
Liabilities in Excess of Other Assets — (1.1)%		(7,541,287)
Net Assets — 100.0%		$693,701,990

(a)	Non-income producing security.
(b)	Convertible security.
(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2011	Net Activity	Shares/Beneficial Interest Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	7,334,598	15,336,993	22,671,591	$ 4,193
BlackRock
Liquidity Series,
LLC Money
Market Series	$2,210,000	$ (2,210,000)	—	$ 1,390

(e)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,395,322	USD	740,971	Brown Brothers Harriman & Co.	5/02/12	$(8,960)
CLP	85,441,004	USD	176,418	Brown Brothers Harriman & Co.	5/02/12	(287)
CLP	43,575,686	USD	89,975	Brown Brothers Harriman & Co.	5/02/12	(147)
MXN	71,444,500	USD	5,493,195	UBS AG	5/02/12	(8,413)
USD	1	BRL	2	Brown Brothers Harriman & Co.	5/02/12	—
USD	712	BRL	1,344	Brown Brothers
				Harriman & Co.	5/02/12	7
USD	721	BRL	1,362	Brown
				Brothers
				Harriman & Co.	5/02/12	7
USD	1,768	BRL	3,337	Brown
				Brothers
				Harriman & Co.	5/02/12	17
USD	1,808	BRL	3,412	Brown
				Brothers
				Harriman & Co.	5/02/12	17
USD	31,156	BRL	58,813	Brown
				Brothers
				Harriman & Co.	5/02/12	302
USD	85,206	BRL	160,844	Brown
				Brothers
				Harriman & Co.	5/02/12	825
CLP	97,235,716	USD	200,647	Brown
				Brothers
				Harriman & Co.	5/03/12	(203)
USD	57,419	BRL	108,884	Brown
				Brothers
				Harriman & Co.	5/03/12	297
USD	154,058	BRL	292,140	Brown
				Brothers
				Harriman & Co.	5/03/12	796
USD	1,685,943	BRL	3,197,054	Brown
				Brothers
				Harriman & Co.	5/03/12	8,712
Total						$(7,030)

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments (concluded)	BlackRock Latin America Fund, Inc.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$5,956,880	—	—	$5,956,880
Brazil	447,721,658	—	—	447,721,658
Chile	28,904,120	—	—	28,904,120
Colombia	14,664,423	—	—	14,664,423
Mexico	136,372,532	—	—	136,372,532
Panama	9,106,720	—	—	9,106,720
Peru	15,905,152	—	—	15,905,152
Corporate Bonds	—	—	$2,943,581	2,943,581
Participation Notes:
Brazil	—	$11,114,011	5,876,974	16,990,985
Rights	—	5,635	—	5,635
Short-Term Securities	22,671,591	—	—	22,671,591
Total	$681,303,076	$11,119,646	$8,820,555	$701,243,277

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets
Foreign currency
exchange contracts	—	$10,980	—	$10,980
Liabilities
Foreign currency
exchange contracts	—	(18,010)	—	(18,010)
Total	—	$(7,030)	—	$(7,030)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Corporate	Participation
	Bonds	Notes	Total
Assets:
Balance, as of October 31, 2011	$3,256,797	—	$3,256,797
Accrued discounts/premiums	(2,289)	—	(2,289)
Net realized gain	—	$4,877,808	4,877,808
Net change in unrealized appreciation/depreciation[2]	(310,927)	(2,875,848)	(3,186,775)
Purchases	—	—	—
Sales	—	(11,520,108)	(11,520,108)
Transfers in3	—	15,395,122	15,395,122
Transfers out[3]	—	—	—
Balance, as of April 30, 2012	$2,943,581	$5,876,974	$8,820,555

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at April, 30, 2012 was $1,809,618.
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	15

Statements of Assets and Liabilities

April 30, 2012 (Unaudited)	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Assets
Investments at value — unaffiliated[1]	$392,074,421	$678,571,686	—
Investments at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”) (cost — $699,219,837)	—	—	$749,201,184
Investments at value — affiliated[2]	16,062,470	22,671,591	—
Foreign currency at value[3]	365,692	769,370	—
Unrealized appreciation on foreign currency exchange contracts	30,817	10,980	—
Investments sold receivable	3,885,542	9,626,306	—
Dividends receivable	1,196,894	6,368,902	—
Capital shares sold receivable	842,974	2,944,617	865,876
Withdrawals receivable from the Portfolio	—	—	163,537
Investment advisor receivable	—	—	226,435
Interest receivable	—	91,496	—
Securities lending income receivable — affiliated	—	16	—
Prepaid expenses	20,115	4,442	32,729
Total assets	414,478,925	721,059,406	750,489,761

Liabilities
Bank overdraft	5,385,900	6,957,862	—
Unrealized depreciation on foreign currency exchange contracts	—	18,010	—
Investments purchased payable	5,150,801	14,420,381	—
Capital shares redeemed payable	777,370	4,248,286	1,029,413
Investment advisory fees payable	275,811	591,441	—
Service and distribution fees payable	126,255	210,077	199,666
Deferred foreign capital gain tax payable	38,249	363,148	—
Administration fees payable	—	—	44,951
Other affiliates payable	6,874	27,210	726
Officer’s and Directors’ fees payable	7,391	8,287	453
Other accrued expenses payable	103,375	512,714	581,890
Total liabilities	11,872,026	27,357,416	1,857,099
Net Assets	$402,606,899	$693,701,990	$748,632,662

Net Assets Consist of
Paid-in capital	$380,730,982	$599,141,006	$1,044,135,758
Undistributed net investment income (distributions in excess of net investment income)	1,735,783	830,909	(3,217,910)
Accumulated net realized loss	(18,394,824)	(84,771,888)	—
Net unrealized appreciation/depreciation	38,534,958	178,501,963	—
Accumulated net realized loss allocated from the Portfolio	—	—	(342,266,533)
Net unrealized appreciation/depreciation allocated from the Portfolio	—	—	49,981,347
Net Assets	$402,606,899	$693,701,990	$748,632,662
[1] Investments at cost — unaffiliated	$353,531,469	$499,536,562	—
[2] Investments at cost — affiliated	$16,062,470	$22,671,591	—
[3] Foreign currency at cost	$362,377	$840,412	—

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Assets and Liabilities (concluded)

April 30, 2012 (Unaudited)	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Net Asset Value
Institutional:
Net assets	$117,616,344	$165,814,309	$336,463,273
Shares outstanding, 100 million shares authorized	5,973,993	2,668,716	26,866,586
Net asset value	$19.69	$62.13	$12.52
Par value	$0.10	$0.10	$0.0001
Investor A:
Net assets	$174,819,510	$375,095,962	$217,124,750
Shares outstanding, 100 million shares authorized	9,185,686	6,127,588	17,683,786
Net asset value	$19.03	$61.21	$12.28
Par value	$0.10	$0.10	$0.0001
Investor B:
Net assets	$3,021,234	$10,184,353	$18,368,593
Shares outstanding, 100 million shares authorized	178,163	177,666	1,619,701
Net asset value	$16.96	$57.32	$11.34
Par value	$0.10	$0.10	$0.0001
Investor C:
Net assets	$107,149,811	$142,607,366	$146,160,611
Shares outstanding, 100 million shares authorized	6,506,107	2,544,259	12,690,138
Net asset value	$16,47	$56.05	$11.52
Par value	$0.10	$0.10	$0.0001
Class R:
Net assets	—	—	$30,515,435
Shares outstanding, 100 million shares authorized	—	—	2,491,790
Net asset value	—	—	$12.25
Par value	—	—	$0.0001

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	17

Statements of Operations

Six Months Ended April 30, 2012 (Unaudited)	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock International Fund
Investment Income
Dividends	$5,607,725	$13,502,887	—
Interest	—	89,480	—
Dividends — affiliated	9,152	4,193	—
Securities lending — affiliated	—	1,390	—
Other income	458	—	—
Foreign taxes withheld	(492,753)	(1,319,993)	—
Investment income allocated from the Portfolio:
Dividends	—	—	$7,780,993
Dividends — affiliated	—	—	21,738
Foreign taxes withheld	—	—	(790,955)
Expenses	—	—	(3,273,987)
Fees waived	—	—	10,999
Total income	5,124,582	12,277,957	3,748,788

Expenses
Investment advisory	2,017,991	3,646,281	—
Administration	—	—	1,009,997
Service — Investor A	204,406	488,659	261,152
Service and distribution — Investor B	15,744	55,817	99,627
Service and distribution — Investor C	492,455	759,417	727,723
Service and distribution — Class R	—	—	78,537
Transfer agent — Institutional	69,743	138,758	369,571
Transfer agent — Investor A	142,857	275,715	295,333
Transfer agent — Investor B	5,560	13,093	76,685
Transfer agent — Investor C	117,161	151,990	396,006
Transfer agent — Class R	—	—	56,933
Custodian	112,804	194,056	—
Registration	48,589	54,963	70,899
Accounting services	54,728	96,689	—
Professional	43,403	53,364	49,062
Printing	20,356	29,854	44,608
Officer and Directors	5,556	8,081	306
Miscellaneous	11,941	14,980	5,093
Total expenses	3,363,294	5,981,717	3,541,532
Less fees waived by advisor	(4,748)	(2,128)	—
Less fees waived by administrator	—	—	(649,707)
Less transfer agent fees waived and/or reimbursed by advisor — class specific	—	—	(508,385)
Total expenses after fees waived	3,358,546	5,979,589	2,383,440
Net investment income	1,766,036	6,298,368	1,365,348

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	631,115[1]	16,473,324 [2]	—
Foreign currency transactions	(179,848)	(72,000)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	(45,796,047)
	451,267	16,401,324	(45,796,047)
Net change in unrealized appreciation/depreciation on:
Investments	36,962,864	(25,244,363)[3]	—
Foreign currency transactions	(14,057)	(103,995)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	75,281,523
	36,948,807	(25,348,358)	75,281,523
Total realized and unrealized gain (loss)	37,400,074	(8,947,034)	29,485,476
Net Increase (Decrease) in Net Assets Resulting from Operations	$39,166,110	$(2,648,666)	$30,850,824

[1]	Including $38,250 foreign capital gain tax.
[2]	Including $1,350 foreign capital gain tax.
[3]	Including $327,322 deferred foreign capital gain tax.

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.		BlackRock International Fund
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income (loss)	$1,766,036	$2,951,006	$6,298,368	$13,911,676	$1,365,348	$(451,327)
Net realized gain (loss)	451,267	24,796,096	16,401,324	1,097,562	(45,796,047)	(54,806,188)
Net change in unrealized appreciation/depreciation	36,948,807	(61,612,802)	(25,348,358)	(178,023,842)	75,281,523	34,396,421
Net increase (decrease) in net assets resulting from operations	39,166,110	(33,865,700)	(2,648,666)	(163,014,604)	30,850,824	(20,861,094)

Dividends to Shareholders From
Net investment income:
Institutional	(655,387)	(812,320)	(1,452,356)	(3,667,145)	(2,249,032)	—
Investor A	(376,139)	(1,088,882)	(1,922,454)	(9,501,007)	(841,498)	—
Investor B	—	—	—	(131,790)	(300,200)	—
Investor C	(70,513)	(99,233)	—	(2,266,406)	(140,910)	—
Decrease in net assets resulting from dividends to shareholders	(1,102,039)	(2,000,435)	(3,374,810)	(15,566,348)	(3,531,640)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,496,130)	97,517,396	(54,229,261)	(121,555,893)	(110,455,231)	787,412,165

Redemption Fee
Redemption fee	—	18,007	—	37,221	—	3,608

Net Assets
Total increase (decrease) in net assets	29,567,941	61,669,268	(60,252,737)	(300,099,624)	(83,136,047)	766,554,679
Beginning of period	373,038,958	311,369,690	753,954,727	1,054,054,351	831,768,709	65,214,030
End of period	$402,606,899	$373,038,958	$693,701,990	$753,954,727	$748,632,662	$831,768,709
Undistributed (distributions in excess of) net investment income	$1,735,783	$1,071,786	$830,909	$(2,092,649)	$(3,217,910)	$(1,051,618)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	19

Financial Highlights	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Six Months Ended April 30, 2012	Year Ended October 31,			Period July 1, 2008 to October 31,	Year Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2008	2007[1]
Per Share Operating Performance
Net asset value, beginning of period	$18.23	$20.50	$17.01	$10.17	$22.45	$27.91	$24.14
Net investment income[2]	0.12	0.27	0.13	0.14	0.07	0.12	0.09
Net realized and unrealized gain (loss)[3]	1.43	(2.34)	3.47	6.75	(10.34)	1.28	8.37
Net increase (decrease) from investment operations	1.55	(2.07)	3.60	6.89	(10.27)	1.40	8.46
Dividends and distributions from:
Net investment income	(0.09)	(0.20)	(0.11)	(0.05)	(0.01)	—	(0.28)
Net realized gain	—	—	—	—	(2.00)	(6.86)	(4.41)
Total dividends and distributions	(0.09)	(0.20)	(0.11)	(0.05)	(2.01)	(6.86)	(4.69)
Net asset value, end of period	$19.69	$18.23	$20.50	$17.01	$10.17	$22.45	$27.91

Total Investment Return[4]
Based on net asset value	8.63%[5]	(10.21)%	21.28%	68.14%	(48.15)%[5]	3.84%	41.99%

Ratios to Average Net Assets
Total expenses	1.24%[6]	1.28%	1.33%	1.48%	1.56%[6]	1.40%	1.44%
Total expenses after fees waived	1.24%[6]	1.28%	1.33%	1.48%	1.54%[6]	1.37%	1.40%
Net investment income	1.27%[6]	1.39%	0.71%	1.10%	1.31%[6]	0.45%	0.36%

Supplemental Data
Net assets, end of period (000)	$117,616	$127,181	$123,007	$86,173	$42,803	$80,399	$86,385
Portfolio turnover	112%	138%	135%	191%	76%	163%	140%

	Investor A
Per Share Operating Performance
Net asset value, beginning of period	$17.60	$19.81	$16.45	$9.85	$21.80	$27.27	$23.68
Net investment income[2]	0.09	0.18	0.07	0.10	0.05	0.04	0.02
Net realized and unrealized gain (loss)[3]	1.38	(2.24)	3.36	6.53	(10.02)	1.25	8.21
Net increase (decrease) from investment operations	1.47	(2.06)	3.43	6.63	(9.97)	1.29	8.23
Dividends and distributions from:
Net investment income	(0.04)	(0.15)	(0.07)	(0.03)	—	—	(0.23)
Net realized gain	—	—	—	—	(1.98)	(6.76)	(4.41)
Total dividends and distributions	(0.04)	(0.15)	(0.07)	(0.03)	(1.98)	(6.76)	(4.64)
Net asset value, end of period	$19.03	$17.60	$19.81	$16.45	$9.85	$21.80	$27.27

Total Investment Return[4]
Based on net asset value	8.41%[5]	(10.48)%	20.93%	67.59%	(48.18)%[5]	3.49%	41.66%

Ratios to Average Net Assets
Total expenses	1.57%[6]	1.59%	1.65%	1.83%	1.87%[6]	1.68%	1.71%
Total expenses after fees waived	1.57%[6]	1.59%	1.65%	1.83%	1.85%[6]	1.65%	1.66%
Net investment income	0.98%[6]	0.93%	0.43%	0.80%	0.98%[6]	0.16%	0.10%

Supplemental Data
Net assets, end of period (000)	$174,820	$155,017	$144,976	$111,850	$67,614	$145,781	$151,309
Portfolio turnover.	112%	138%	135%	191%	76%	163%	140%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights (concluded)	BlackRock Emerging Markets Fund, Inc.

	Investor B
	Six Months Ended April 30, 2012	Year Ended October 31,			Period July 1, 2008 to October 31,	Year Ended June 30,
	(Unaudited)	2011	2010	2009	2008	2008	2007[1]
Per Share Operating Performance
Net asset value, beginning of period	$15.71	$17.70	$14.76	$8.89	$19.86	$25.20	$22.10
Net investment income (loss)[2]	0.00 [3]	0.00 [3]	(0.07)	(0.01)	0.01	(0.14)	(0.15)
Net realized and unrealized gain (loss)[4]	1.25	(1.99)	3.01	5.88	(8.98)	1.18	7.62
Net increase (decrease) from investment operations	1.25	(1.99)	2.94	5.87	(8.97)	1.04	7.47
Dividends and distributions from:
Net investment income	—	—	—	—	—	—	(0.13)
Net realized gain	—	—	—	—	(2.00)	(6.38)	(4.24)
Total dividends and distributions	—	—	—	—	(2.00)	(6.38)	(4.37)
Net asset value, end of period	$16.96	$15.71	$17.70	$14.76	$8.89	$19.86	$25.20

Total Investment Return[5]
Based on net asset value	7.96%[6]	(11.24)%	19.92%	66.03%	(48.33)%[6]	2.70%	40.59%

Ratios to Average Net Assets
Total expenses	2.50%[7]	2.45%	2.49%	2.71%	2.71%[7]	2.47%	2.48%
Total expenses after fees waived	2.50%[7]	2.45%	2.49%	2.71%	2.69%[7]	2.44%	2.45%
Net investment income (loss)	0.01%[7]	(0.02)%	(0.45)%	(0.08)%	0.13%[7]	(0.60)%	(0.68)%

Supplemental Data
Net assets, end of period (000)	$3,021	$3,386	$4,677	$4,809	$3,487	$7,955	$13,280
Portfolio turnover	112%	138%	135%	191%	76%	163%	140%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$15.26	$17.23	$14.38	$8.65	$19.42	$24.91	$22.01
Net investment income (loss)[2]	0.01	0.05	(0.06)	(0.01)	0.01	(0.14)	(0.14)
Net realized and unrealized gain (loss)[4]	1.21	(1.98)	2.92	5.74	(8.89)	1.18	7.53
Net increase (decrease) from investment operations	1.22	(1.93)	2.86	5.73	(8.88)	1.04	7.39
Dividends and distributions from:
Net investment income	(0.01)	(0.04)	(0.01)	—	—	—	(0.13)
Net realized gain	—	—	—	—	(1.89)	(6.53)	(4.36)
Total dividends and distributions	(0.01)	(0.04)	(0.01)	—	(1.89)	(6.53)	(4.49)
Net asset value, end of period	$16.47	$15.26	$17.23	$14.38	$8.65	$19.42	$24.91

Total Investment Return[5]
Based on net asset value	8.02%[6]	(11.21)%	19.90%	66.24%	(48.35)%[6]	2.70%	40.58%

Ratios to Average Net Assets
Total expenses	2.39%[7]	2.37%	2.49%	2.66%	2.69%[7]	2.45%	2.47%
Total expenses after fees waived	2.39%[7]	2.37%	2.49%	2.66%	2.67%[7]	2.42%	2.43%
Net investment income (loss)	0.18%[7]	0.30%	(0.38)%	(0.08)%	0.15%[7]	(0.61)%	(0.66)%

Supplemental Data
Net assets, end of period (000)	$107,150	$87,455	$38,711	$26,347	$13,572	$31,948	$32,208
Portfolio turnover.	112%	138%	135%	191%	76%	163%	140%

[1]	Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Amount is less than $(0.01) per share.
[4]	Includes a redemption fee, which is less than $0.01 per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	21

Financial Highlights	BlackRock Latin America Fund, Inc.

	Institutional
	Six Months Ended April 30, 2012	Year Ended October 31,			Period December 1, 2007 to October 31,	Year Ended November 30,
	(Unaudited)	2011	2010	2009[1]	2008[1]	2007[1]	2006[1]
Per Share Operating Performance
Net asset value, beginning of period	$62.80	$75.35	$58.63	$30.53	$78.57	$50.67	$37.27
Net investment income[2]	0.65	1.31	0.85	0.64	0.61	0.50	0.65
Net realized and unrealized gain (loss)	(1.02)	(12.58)	16.82	27.45	(36.41)	28.10	13.32
Net increase (decrease) from investment operations	(0.37)	(11.27)	17.67	28.09	(35.80)	28.60	13.97
Dividends and distributions from:
Net investment income	(0.30)	(1.28)	(0.97)	—	(0.80)	(0.72)	(0.58)
Net realized gain	—	—	—	—	(11.47)	—	—
Total dividends and distributions	(0.30)	(1.28)	(0.97)	—	(12.27)	(0.72)	(0.58)
Redemption fee	—	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$62.13	$62.80	$75.35	$58.63	$30.53	$78.57	$50.67

Total Investment Return[3]
Based on net asset value	(0.10)%[4]	(15.18)%	30.52%	92.04%	(53.70)%[4]	57.20%[5]	38.12%

Ratios to Average Net Assets
Total expenses	1.28%[6]	1.26%	1.25%	1.35%	1.30%[6]	1.26%	1.31%
Total expenses after fees waived	1.28%[6]	1.26%	1.25%	1.35%	1.30%[6]	1.26%	1.31%
Net investment income	2.09%[6]	1.89%	1.31%	1.60%	1.04%[6]	0.87%	1.49%

Supplemental Data
Net assets, end of period (000)	$165,814	$175,554	$200,980	$114,101	$58,877	$128,094	$191,085
Portfolio turnover	23%	33%	64%	50%	61%	72%	48%

	Investor A
Per Share Operating Performance
Net asset value, beginning of period	$61.67	$74.07	$57.73	$30.15	$77.78	$50.17	$36.93
Net investment income[2]	0.58	1.08	0.65	0.51	0.44	0.60	0.53
Net realized and unrealized gain (loss)	(0.50)	(12.37)	16.54	27.06	(35.97)	27.60	13.21
Net increase (decrease) from investment operations	0.08	(11.29)	17.19	27.57	(35.53)	28.20	13.74
Dividends and distributions from:
Net investment income	(0.54)	(1.11)	(0.88)	—	(0.66)	(0.61)	(0.51)
Net realized gain	—	—	—	—	(11.47)	—	—
Total dividends and distributions	(0.54)	(1.11)	(0.88)	—	(12.13)	(0.61)	(0.51)
Redemption fee	—	—	0.03	0.01	0.03	0.02	0.01
Net asset value, end of period	$61.21	$61.67	$74.07	$57.73	$30.15	$77.78	$50.17

Total Investment Return[3]
Based on net asset value	(0.21)%[4]	(15.44)%	30.15%	91.48%	(53.82)%[4]	56.85%[5]	37.77%

Ratios to Average Net Assets
Total expenses	1.51%[6]	1.55%	1.53%	1.63%	1.55%[6]	1.51%	1.57%
Total expenses after fees waived	1.51%[6]	1.55%	1.53%	1.63%	1.55%[6]	1.51%	1.57%
Net investment income	1.86%[6]	1.57%	1.00%	1.26%	0.76%[6]	0.92%	1.23%

Supplemental Data
Net assets, end of period (000)	$375,096	$405,903	$616,664	$475,611	$176,711	$433,844	$191,187
Portfolio turnover.	23%	33%	64%	50%	61%	72%	48%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[6]	Annualized.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights (concluded)	BlackRock Latin America Fund, Inc.

	Investor B
	Six Months Ended April 30, 2012	Year Ended October 31,			Period December 1, 2007 to October 31,	Year Ended November 30,
	(Unaudited)	2011	2010	2009[1]	2008[1]	2007[1]	2006[1]
Per Share Operating Performance
Net asset value, beginning of period	$57.68	$69.31	$54.12	$28.54	$74.38	$48.00	$35.33
Net investment income (loss)[2]	0.29	0.46	0.12	0.15	(0.04)	0.05	0.20
Net realized and unrealized gain (loss)	(0.65)	(11.59)	15.50	25.42	(34.09)	26.52	12.68
Net increase (decrease) from investment operations	(0.36)	(11.13)	15.62	25.57	(34.13)	26.57	12.88
Dividends and distributions from:
Net investment income	—	(0.50)	(0.45)	—	(0.27)	(0.21)	(0.22)
Net realized gain	—	—	—	—	(11.47)	—	—
Total dividends and distributions	—	(0.50)	(0.45)	—	(11.74)	(0.21)	(0.22)
Redemption fee	—	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$57.32	$57.68	$69.31	$54.12	$28.54	$74.38	$48.00

Total Investment Return[3]
Based on net asset value	(0.62)%[4]	(16.16)%	29.06%	89.63%	(54.18)%[4]	55.61%[5]	36.72%

Ratios to Average Net Assets
Total expenses	2.36%[6]	2.40%	2.37%	2.62%	2.39%[6]	2.32%	2.34%
Total expenses after fees waived	2.36%[6]	2.40%	2.37%	2.62%	2.39%[6]	2.32%	2.34%
Net investment income (loss)	0.98%[6]	0.71%	0.21%	0.40%	(0.08)%[6]	0.09%	0.48%

Supplemental Data
Net assets, end of period (000)	$10,184	$11,886	$18,660	$18,695	$11,794	$31,268	$13,911
Portfolio turnover.	23%	33%	64%	50%	61%	72%	48%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$56.39	$67.92	$53.17	$28.01	$73.28	$47.40	$35.07
Net investment income (loss)[2]	0.29	0.51	0.14	0.17	(0.01)	0.11	0.17
Net realized and unrealized gain (loss)	(0.63)	(11.35)	15.21	24.98	(33.46)	26.08	12.56
Net increase (decrease) from investment operations	(0.34)	(10.84)	15.35	25.15	(33.47)	26.19	12.73
Dividends and distributions from:
Net investment income	—	(0.69)	(0.62)	—	(0.36)	(0.33)	(0.41)
Net realized gain	—	—	—	—	(11.47)	—	—
Total dividends and distributions	—	(0.69)	(0.62)	—	(11.83)	(0.33)	(0.41)
Redemption fee	—	—	0.02	0.01	0.03	0.02	0.01
Net asset value, end of period	$56.05	$56.39	$67.92	$53.17	$28.01	$73.28	$47.40

Total Investment Return[3]
Based on net asset value	(0.60)%[4]	(16.10)%	29.15%	89.82%	(54.16)%[4]	55.62%[5]	36.75%

Ratios to Average Net Assets
Total expenses	2.32%[6]	2.33%	2.32%	2.49%	2.35%[6]	2.29%	2.34%
Total expenses after fees waived	2.32%[6]	2.33%	2.32%	2.49%	2.35%[6]	2.29%	2.34%
Net investment income (loss)	1.03%[6]	0.80%	0.24%	0.46%	(0.02)%[6]	0.17%	0.42%

Supplemental Data
Net assets, end of period (000)	$142,607	$160,612	$217,750	$151,046	$72,714	$164,742	$50,609
Portfolio turnover.	23%	33%	64%	50%	61%	72%	48%

[1]	Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	23

Financial Highlights	BlackRock International Fund

	Institutional
	Six Months Ended April 30, 2012	Year Ended October 31,			Period June 1, 2008 to October 31,	Year Ended May 31,
	(Unaudited)	2011	2010	2009	2008	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$12.18	$12.86	$10.91	$8.20	$15.01	$14.18	$12.38
Net investment income (loss)[1]	0.05	0.02	(0.01)	0.09	0.04	0.19	0.12
Net realized and unrealized gain (loss)[3]	0.36	(0.70)	1.96	2.62	(6.68)	0.73	1.87
Net increase (decrease) from investment operations	0.41	(0.68)	1.95	2.71	(6.64)	0.92	1.99
Dividends from net investment income	(0.07)	—	—	—	(0.17)	(0.09)	(0.19)
Net asset value, end of period	$12.52	$12.18	$12.86	$10.91	$8.20	$15.01	$14.18

Total Investment Return[4]
Based on net asset value	3.45%[5]	(5.29)%	17.87%	33.05%	(44.63)%[5]	6.58%	16.29%

Ratios to Average Net Assets[6]
Total expenses	1.28%[7,8]	1.30%[7]	1.77%	2.03%	1.70%[8]	1.54%	1.65%
Total expenses after fees waived	0.98%[7,8]	1.06%[7]	1.77%	2.03%	1.70%[8]	1.54%	1.65%
Net investment income (loss)	0.77%[7,8]	0.19%[7]	(0.13)%	0.99%	0.75%[8]	1.32%	0.97%

Supplemental Data
Net assets, end of period (000)	$336,463	$416,002	$2,645	$5,133	$5,161	$10,904	$12,133
Portfolio turnover of the Portfolio	57%	156%	154%	178%	78%	153%	151%

	Investor A
Per Share Operating Performance
Net asset value, beginning of period	$11.94	$12.66	$10.76	$8.12	$14.85	$14.04	$12.26
Net investment income (loss)[1]	0.02	0.00[2]	(0.06)	0.05	0.02	0.17	0.10
Net realized and unrealized gain (loss)[3]	0.37	(0.72)	1.96	2.59	(6.62)	0.70	1.84
Net increase (decrease) from investment operations	0.39	(0.72)	1.90	2.64	(6.60)	0.87	1.94
Dividends from net investment income	(0.05)	—	—	—	(0.13)	(0.06)	(0.16)
Net asset value, end of period	$12.28	$11.94	$12.66	$10.76	$8.12	$14.85	$14.04

Total Investment Return[4]
Based on net asset value	3.32%[5]	(5.69)%	17.66%	32.51%	(44.72)%[5]	6.25%	16.02%

Ratios to Average Net Assets[6]
Total expenses	1.64%[7,8]	1.80%[7]	2.08%	2.40%	2.02%[8]	1.84%	1.91%
Total expenses after fees waived	1.36%[7,8]	1.67%[7]	1.67%	2.40%	2.02%[8]	1.84%	1.91%
Net investment income (loss)	0.38%[7,8]	0.01%[7]	(0.51)%	0.54%	0.50%[8]	1.18%	0.77%

Supplemental Data
Net assets, end of period (000)	$217,125	$208,885	$37,035	$28,949	$22,537	$42,052	$35,750
Portfolio turnover of the Portfolio	57%	156%	154%	178%	78%	153%	151%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.01 per share.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[7]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
[8]	Annualized.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	APRIL 30, 2012

Financial Highlights (continued)	BlackRock International Fund

	Investor B
	Six Months Ended April 30, 2012	Year Ended October 31,			Period June 1, 2008 to October 31,	Year Ended May 31,
	(Unaudited)	2011	2010	2009	2008	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$11.04	$11.84	$10.18	$7.77	$14.13	$13.44	$11.75
Net investment loss[1]	(0.05)	(0.12)	(0.17)	(0.04)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)[2]	0.35	(0.68)	1.83	2.45	(6.33)	0.70	1.78
Net increase (decrease) from investment operations	0.30	(0.80)	1.66	2.41	(6.36)	0.69	1.76
Dividends from net investment income	—	—	—	—	—	—	(0.07)
Net asset value, end of period	$11.34	$11.04	$11.84	$10.18	$7.77	$14.13	$13.44

Total Investment Return[3]
Based on net asset value	2.72%[4]	(6.76)%	16.31%	31.02%	(45.01)%[4]	5.13%	15.02%

Ratios to Average Net Assets[5]
Total expenses	2.87%[6,7]	3.08%[6]	3.21%	3.61%	3.17%[7]	2.90%	2.76%
Total expenses after fees waived	2.42%[6,7]	2.99%[6]	3.21%	3.61%	3.17%[7]	2.90%	2.76%
Net investment loss	(0.79)%[6,7]	(1.01)%[6]	(1.65)%	(0.54)%	(0.70)%[7]	(0.11)%	(0.20)%

Supplemental Data
Net assets, end of period (000)	$18,369	$22,320	$11,898	$20,342	$20,878	$44,254	$56,428
Portfolio turnover of the Portfolio	57%	156%	154%	178%	78%	153%	151%

	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$11.23	$12.00	$10.28	$7.81	$14.19	$13.45	$11.75
Net investment income (loss)[1]	(0.04)	(0.11)	(0.13)	(0.01)	(0.01)	0.04	(0.01)
Net realized and unrealized gain (loss)[2]	0.35	(0.66)	1.85	2.48	(6.35)	0.70	1.78
Net increase (decrease) from investment operations	0.31	(0.77)	1.72	2.47	(6.36)	0.74	1.77
Dividends from net investment income	(0.02)	—	—	—	(0.02)	—	(0.07)
Net asset value, end of period	$11.52	$11.23	$12.00	$10.28	$7.81	$14.19	$13.45

Total Investment Return[3]
Based on net asset value	2.81%[4]	(6.42)%	16.73%	31.63%	(44.87)%[4]	5.50%	15.09%

Ratios to Average Net Assets[5]
Total expenses	2.65%[6,7]	2.58%[6]	2.80%	3.09%	2.74%[7]	2.57%	2.68%
Total expenses after fees waived	2.39%[6,7]	2.53%[6]	2.80%	3.09%	2.74%[7]	2.57%	2.68%
Net investment income (loss)	(0.68)%[6,7]	(0.99)%[6]	(1.23)%	(0.07)%	(0.25)%[7]	0.32%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$146,161	$151,594	$13,636	$12,470	$10,543	$20,892	$22,133
Portfolio turnover of the Portfolio	57%	156%	154%	178%	78%	153%	151%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
[7]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	25

Financial Highlights (concluded)	BlackRock International Fund

	Class R
	Six Months Ended April 30, 2012 (Unaudited)	Period August 15, 2011[1] to October 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$11.93	$12.11
Net investment loss[2]	(0.01)	(0.01)
Net realized and unrealized	0.38	(0.17)
Net increase (decrease) from investment operations	0.37	(0.18)
Dividends from net investment income	(0.05)	—
Net asset value, end of period	$12.25	$11.93

Total Investment Return[3]
Based on net asset value	3.18%[4]	(1.49)%[4]

Ratios to Average Net Assets[5]
Total expenses	1.97%[6,7]	1.91%[6,7]
Total expenses after fees waived	1.69%[6,7]	1.71%[6,7]
Net investment loss	(0.02)%[6,7]	(0.57)%[6,7]

Supplemental Data
Net assets, end of period (000)	$30,515	$32,968
Portfolio turnover of the Portfolio	57%	156%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment income.
[6]	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
[7]	Annualized.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Emerging Markets Fund, Inc. (formerly known as BlackRock Global Emerging Markets Fund, Inc.) (“Emerging Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and BlackRock International Fund (“International”), a series of BlackRock Series, Inc. (the “Corporation”) (collectively the “Funds” or individually the “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. International is classified as a diversified. Emerging Markets and Latin America are classified as non-diversified. Emerging Markets, Latin America and the Corporation are each organized as a Maryland corporation. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as International. The value of the Fund’s investment in the Portfolio reflects International’s proportionate interest in the net assets of the Portfolio. The performance of International is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at April 30, 2012 was 100%.

The Company’s Board of Directors approved a change in the name of Emerging Markets from “BlackRock Global Emerging Markets Fund, Inc.” to BlackRock Emerging Markets Fund, Inc”. This change was effective February 28, 2012.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

SEMI-ANNUAL REPORT	APRIL 30, 2012	27

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

International records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio, including categorization of fair value measurements, is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate their portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: Emerging Markets and Latin America may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Funds a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Funds to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Funds the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Funds as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Funds must rely on the credit-worthiness of the issuer for their investment returns on the P-Notes and have no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Funds since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. International records daily its proportionate share of the Portfolio’s income, expenses and realized and unrealized gains and losses. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

28	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Latin America may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of Latin America and any additional required collateral is delivered to Latin America on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, Latin America earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, Latin America could experience delays and costs in gaining access to the collateral. Latin America also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended April 30, 2012, Latin America accepted only cash collateral in connection with securities loaned.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for the three years ended October 31, 2011 and the period ended October 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Basis of Consolidation:

Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for the year ended June 30, 2007 include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30, 2007, Inversiones en Marcado Accionario de Valores Chile Limitada was dissolved.

Latin America

The Fund’s accompanying consolidated Financial Highlights for each of the two years ended November 30, 2007 and for the two periods ended October 31, 2009 includes the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill Lynch Latin America Fund Chile Ltd. was dissolved.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Fund’s financial statement disclosures.

SEMI-ANNUAL REPORT	APRIL 30, 2012	29

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or economically hedge, or protect their exposure to certain risks such as foreign currency exchange rate risk.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012
	Asset Derivatives
		Emerging Markets	Latin America
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$30,817	$10,980
	Liability Derivatives

		Emerging Markets	Latin America
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$18,010
The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended April 30, 2012
	Net Realized Gain (Loss) From
	Emerging Markets		Latin America
Foreign currency exchange contracts: Foreign currency exchange contracts		$(882,129)	$(241,343)

	Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets		Latin America
Foreign currency exchange contracts: Foreign currency exchange contracts		$124,567	$28,495

30	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

For the six months ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets	Latin America
Foreign currency exchange contracts:
Average number of contracts — US
dollars purchased	4	6
Average number of contracts — US
dollars sold	1	5
Average US dollar amounts purchased	$2,830,859	$1,551,815
Average US dollar amounts sold	$1,739,475	$5,098,912

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Emerging Markets and Latin America each entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, Emerging Markets and Latin America each pay the Manager a monthly fee based on a percentage of each Funds average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	1.00%
$1 billion — $3 billion	0.94%
$3 billion — $5 billion	0.90%
$5 billion — $10 billion	0.87%
Greater than $10 billion	0.85%

The Corporation, on behalf of International, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Emerging Markets and Latin America pay to the Manager indirectly through their investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statements of Operations. For the six months ended April 30, 2012, the amounts waived were as follows:

Emerging Markets	$4,748
Latin America	$2,128

The Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of International. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor, and shown as administration fees in the Statements of Operations. For the six months ended April 30, 2012, the Administrator waived $649,707 of administration fees for International, which is shown as fees waived by administrator. In addition, the Administrator waived the following amounts for International, which are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations:

International

Institutional	$282,897
Investor A	$111,340
Investor B	$27,986
Investor C	$67,784
Class R	$18,378

The expense limitations as a percentage of average daily net assets are as follows:

International

Institutional	1.00%
Investor A	1.38%
Investor B	2.44%
Investor C	2.42%
Class R	1.70%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), with respect to Emerging Markets and Latin America. BIM and BIL are both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For the six months ended April 30, 2012, Emerging Markets and Latin America reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Emerging Markets	$4,363
Latin America	$7,086

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the

SEMI-ANNUAL REPORT	APRIL 30, 2012	31

Notes to Financial Statements (continued)

Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retain 65% of securities lending income and pay a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending — affiliated in the Statements of Operations. For the six months ended April 30, 2012, BIM received $739 in securities lending agent fees related to securities lending activities for the Funds.

Emerging Markets, Latin America and the Corporation (on behalf of International) entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Emerging Markets	$18,987
Latin America	$27,287
International	$14,402

For the six months ended April 30, 2012, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Emerging Markets	$1,799	$871	$17,073
Latin America	$3,173	$16,990	$14,837
International	$230	$1,124	$6,175

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Markets	Latin America	International
Institutional	$894	$2,442	$42
Investor A	$3,396	$15,948	$402
Investor B	$186	$792	$60
Investor C	$1,050	$5,376	$222

Certain officers and/or directors of Emerging Markets and Latin America and the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Chief Compliance Officer of Emerging Markets, Latin America and the Corporation.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2012, were as follows:

	Purchases	Sales
Emerging Markets	$435,614,843	$438,619,368
Latin America	$163,060,778	$216,238,570

5. Income Tax Information:

As of October 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	Emerging Markets	Latin America	International
2015	—	—	$82,929,238
2016	—	$2,935,861	138,870,260
2017	$11,598,286	64,351,106	15,346,411
2019	—	—	42,091,334
Total	$11,598,286	$67,286,967	$279,237,243

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

As of April 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$376,954,905	$561,597,369
Gross unrealized appreciation	$48,657,484	$202,857,344
Gross unrealized depreciation	(17,475,498)	(63,211,436)
Net unrealized appreciation	$31,181,986	$139,645,908

32	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)

6. Borrowings:

Emerging Markets and Latin America, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on its net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the period ended April 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, Emerging Markets and Latin America invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Emerging Markets and Latin America invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

As of April 30, 2012, Emerging Markets and Latin America had the following industry classifications:

Emerging Markets
Industry	Percent of Long-Term Investments
Commercial Banks	12%
Oil, Gas & Consumable Fuels	14
Semiconductors & Semiconductor Equipment	9
Wireless Communication Services	5
Other*	51

Latin America
Percent of Long-Term Investments

Industry
Commercial Banks	17%
Metals & Mining	14
Oil, Gas & Consumable Fuels	13
Wireless Telecommunication Services	10
Beverages	10
Other[1]	36

[1]	All other industries held were each less than 5% of long-term investments.
SEMI-ANNUAL REPORT	APRIL 30, 2012	33

Notes to Financial Statements (continued)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,235,345	$116,130,826	5,497,082	$102,063,289
Shares issued to shareholders in reinvestment of dividends and distributions	22,113	364,405	23,825	480,297
Shares redeemed	(7,260,083)	(142,837,965)	(4,543,770)	(88,682,170)
Net increase (decrease)	(1,002,625)	$(26,342,734)	977,137	$13,861,416

Investor A
Shares sold and automatic conversion of shares	1,534,710	$28,099,687	3,156,813	$59,847,429
Shares issued to shareholders in reinvestment of dividends and distributions	21,269	339,176	49,417	964,052
Shares redeemed	(1,180,494)	(21,655,299)	(1,716,034)	(32,633,778)
Net increase	375,485	$6,783,564	1,490,196	$28,177,703

Investor B
Shares sold	17,960	$291,493	60,572	$1,024,275
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(55,331)	(891,838)	(109,206)	(1,862,304)
Net decrease	(37,371)	$(600,345)	(48,634)	$(838,029)

Investor C
Shares sold	1,700,008	$26,278,411	4,402,492	$71,319,189
Shares issued to shareholders in reinvestment of dividends and distributions	4,758	65,842	5,197	88,496
Shares redeemed	(929,605)	(14,680,868)	(923,653)	(15,073,372)
Net increase	775,161	$11,663,385	3,484,036	$56,334,313
Total Net Increase (Decrease)	110,650	$(8,496,130)	5,902,735	$97,535,403

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	708,469	$45,474,284	1,670,457	$117,802,736
Shares issued to shareholders in reinvestment of dividends and distributions	22,927	1,275,571	44,878	3,253,058
Shares redeemed	(858,305)	(54,965,274)	(1,586,874)	(107,250,014)
Net increase (decrease)	(126,909)	$(8,215,419)	128,461	$13,805,780

Investor A
Shares sold and automatic conversion of shares	713,820	$45,006,510	2,177,418	$154,252,124
Shares issued to shareholders in reinvestment of dividends and distributions	31,367	1,721,015	120,575	8,606,522
Shares redeemed	(1,198,988)	(74,067,160)	(4,041,650)	(274,668,646)
Net decrease	(453,801)	$(27,339,635)	(1,743,657)	$(111,810,000)

Investor B
Shares sold	1,442	$82,592	5,364	$363,466
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	1,807	121,495
Shares redeemed and automatic conversion of shares	(29,823)	(1,738,054)	(70,342)	(4,455,658)
Net decrease	(28,381)	$(1,655,462)	(63,171)	$(3,970,697)

Investor C
Shares sold	131,752	$7,609,959	760,525	$49,713,690
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	31,842	2,092,221
Shares redeemed	(435,556)	(24,628,704)	(1,150,343)	(71,349,666)
Net decrease	(303,804)	$(17,018,745)	(357,976)	$(19,543,755)
Total Net Decrease	(912,895)	$(54,229,261)	(2,036,343)	$(121,518,672)

34	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)

	Six Months Ended April 30, 2012		Year Ended October 31, 2011
International	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,717,663	$142,063,505	5,228,089	$66,016,412
Shares issued to shareholders in reinvestment of dividends and distributions	197,135	2,138,075	—	—
Shares issued resulting from reorganization	—	—	30,557,228	400,973,426
Shares redeemed	(19,196,584)	(240,061,739)	(1,842,601)	(22,082,697)
Net increase (decrease)	(7,281,786)	$(95,860,159)	33,942,716	$444,907,141

Investor A
Shares sold	2,490,498	$29,410,622	13,049,751	$155,947,579
Shares issued to shareholders in reinvestment of dividends and distributions	70,047	746,663	—	—
Shares issued resulting from reorganization	—	—	7,682,699	110,164,043
Shares redeemed	(2,366,982)	(27,910,854)	(6,168,344)	(70,902,006)
Net increase	193,563	$2,246,431	14,564,106	$195,209,616

Investor B
Shares sold	154,788	$1,693,393	266,854	$3,201,168
Shares issued resulting from reorganization	—	—	1,498,587	10,047,654
Shares redeemed	(557,021)	(6,167,444)	(748,576)	(8,854,797)
Net increase (decrease)	(402,233)	$(4,474,051)	1,016,865	$4,394,025

Investor C
Shares sold	1,591,297	$17,690,513	3,160,740	$38,639,458
Shares issued to shareholders in reinvestment of dividends and distributions	25,809	258,854	—	—
Shares issued resulting from reorganization	—	—	10,552,529	97,256,083
Shares redeemed	(2,420,483)	(27,057,950)	(1,355,896)	(15,266,144)
Net increase (decrease)	(803,377)	$(9,108,583)	12,357,373	$120,629,397

Class R
Shares sold	530,163	$6,221,301	168,897	$1,984,962
Shares issued to shareholders in reinvestment of dividends and distributions	13,244	140,910	—	—
Shares issued resulting from reorganization	—	—	2,819,735	22,960,775
Shares redeemed	(814,068)	(9,621,080)	(226,181)	(2,670,143)
Net increase	(270,661)	$(3,258,869)	2,762,451	$22,275,594
Total Net Increase (Decrease)	(8,564,494)	$(110,455,231)	5,902,735	$97,535,403

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	35

Portfolio Information	BlackRock Master International Portfolio

As of April 30, 2012

Ten Largest Holdings	Percent of Long-Term Investments
Imperial Tobacco Group Plc	5%
Sanofi — Aventis	5
Novartis AG, Registered Shares	4
Reckitt Benckiser Group Plc	4
Vodaphone Group Plc	4
BG Group Plc	4
Anheuser-Busch InBev NV	3
Activision Blizzard, Inc.	3
Rogers Communications, Inc., Class B	3
HSBC Holdings Plc	3

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	24%
Japan	13
United States	12
Switzerland	11
France	10
Germany	6
China	5
Belgium	3
Canada	3
Sweden	2
India	2
Brazil	2
Israel	1
South Korea	1
Netherlands	1
Thailand	1
Czech Republic	1
Singapore	1
Russia	1

36	SEMI-ANNUAL REPORT	APRIL 30, 2012

Schedule of Investments April 30, 2012 (Unaudited)	BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 3.3%
Anheuser-Busch InBev NV	338,357	$24,387,244
Brazil — 1.4%
OGX Petroleo e Gas Participacoes SA (a)	1,523,800	10,576,226
Canada — 3.0%
Rogers Communications, Inc., Class B	595,926	22,242,032
China — 5.2%
China Construction Bank, Class H	13,528,000	10,498,320
China Life Insurance Co. Ltd., Class H (a)	3,886,000	10,346,654
Dongfeng Motor Group Co. Ltd., Class H	4,918,079	9,619,101
Zoomlion Heavy Industry Science
and Technology Co. Ltd., Class H	5,533,660	8,209,859
		38,673,934
Czech Republic — 1.0%
Komercni Banka AS	42,390	7,787,817
France — 9.1%
BNP Paribas SA	215,087	8,680,788
Sanofi-Aventis	439,597	33,577,212
Schneider Electric SA (a)	270,476	16,660,199
Vallourec SA	159,409	9,599,881
		68,518,080
Germany — 5.8%
Daimler AG, Registered Shares	208,094	11,514,165
Infineon Technologies AG	1,262,445	12,580,940
Linde AG	113,802	19,478,712
		43,573,817
India — 1.6%
ICICI Bank Ltd. — ADR	351,500	11,912,335
Israel — 1.2%
Teva Pharmaceutical Industries Ltd. — ADR	202,842	9,277,993
Japan — 12.8%
Makita Corp.	281,200	10,763,957
NIDEC Corp.	172,800	15,528,999
Nissan Motor Co. Ltd.	1,807,100	18,788,469
Nitto Denko Corp.	330,400	13,559,623
NTT DOCOMO, Inc.	12,006	20,500,245
Tokyo Electron Ltd.	300,500	16,652,519
		95,793,812
Netherlands — 1.1%
ING Groep NV CVA (a)	1,164,522	8,215,559
Russia — 0.7%
Sberbank	2,353,383	5,317,017
Singapore — 1.0%
Noble Group Ltd.	7,722,000	7,329,055
South Korea — 1.2%
LG Chem Ltd.	36,735	9,182,372
Sweden — 2.3%
Hennes & Mauritz AB, B Shares (a)	498,041	17,077,136

Common Stocks	Shares	Value
Switzerland — 10.0%
Novartis AG, Registered Shares	537,184	$29,661,278
Roche Holding AG	103,945	18,997,040
The Swatch Group Ltd., Bearer Shares	28,945	13,372,815
UBS AG, Registered Shares (a)	1,054,789	13,172,405
		75,203,538
Thailand — 1.1%
Kasikornbank Public Co. Ltd.	1,481,100	7,848,570
United Kingdom — 22.7%
BG Group Plc	1,067,140	25,179,354
HSBC Holdings Plc	2,382,999	21,511,746
Imperial Tobacco Group Plc	874,410	34,968,013
Reckitt Benckiser Group Plc	477,854	27,817,485
Rio Tinto Plc	300,179	16,826,460
Tullow Oil Plc	710,316	17,721,307
Vodafone Group Plc	9,461,257	26,188,375
		170,212,740
United States — 11.0%
Activision Blizzard, Inc.	1,856,201	23,889,307
Agilent Technologies, Inc.	53,064	2,238,240
Google, Inc., Class A (a)	19,622	11,875,823
Lam Research Corp. (a)	367,494	15,306,125
Liberty Global, Inc. (a)	209,798	10,450,038
Universal Display Corp. (a)	151,384	6,807,738
Veeco Instruments, Inc. (a)	387,537	11,699,742
		82,267,013
Total Long-Term Investments
(Cost — $665,653,429) — 95.5%		715,396,290

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.15% (b)(c)	35,827,071	35,827,071
Total Short-Term Securities
(Cost — $35,827,071) — 4.8%		35,827,071
Total Investments (Cost — $701,480,500*) — 100.3%		751,223,361
Liabilities in Excess of Other Assets — (0.3)%		(2,022,177)
Net Assets — 100.0%		$749,201,184

*	As of April 30, 2012, gross unrealized appreciation and unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax cost	$720,811,313
	Gross unrealized appreciation	$59,941,017
	Gross unrealized depreciation	(29,528,969)
	Net unrealized appreciation	$30,412,048

Portfolio Abbreviations

To simplify the listing of portfolio holdings in the Schedule	ADR	American Depositary Receipts	HKD	Hong Kong Dollar
of Investments, the names and descriptions of many of the	AUD	Australian Dollar	USD	US Dollar
securities have been abbreviated according to the following	EUR	Euro
list:	GBP	British Pound

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	37

Schedule of Investments (concluded)	BlackRock Master International Portfolio

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2011	Net Activity	Shares Held at April 30, 2012	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	24,233,486	11,593,585	35,827,071	$21,738

(c)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of April 30, 2012 were as follows:
Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD 9,986,269	USD	1,287,040	JPMorgan
			Securities, Inc.	5/02/12	$75
USD 4,470,206	GBP	2,746,316	JPMorgan
			Securities, Inc.	5/02/12	13,210
HKD 338,482	USD	43,626	State Street
			Global
			Markets, LLC	5/03/12	1
USD 4,492,409	EUR	3,394,314	JPMorgan
			Securities, Inc.	5/03/12	(646)
AUD 13,265,000	USD	13,615,859	State Street
			Global
			Markets, LLC	7/19/12	95,245
Total					$107,885

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2012 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	$ 24,387,244	—	—	$ 24,387,244
Brazil	10,576,226	—	—	10,576,226
Canada	22,242,032	—	—	22,242,032
China	—	$ 38,673,934	—	38,673,934
Czech Republic	—	7,787,817	—	7,787,817
France.	—	68,518,080	—	68,518,080
Germany	—	43,573,817	—	43,573,817
India	11,912,335	—	—	11,912,335
Israel	9,277,993	—	—	9,277,993
Japan	—	95,793,812	—	95,793,812
Netherlands	—	8,215,559	—	8,215,559
Russia	—	5,317,017	—	5,317,017
Singapore	—	7,329,055	—	7,329,055
South Korea	—	9,182,372	—	9,182,372
Sweden	—	17,077,136	—	17,077,136
Switzerland	—	75,203,538	—	75,203,538
Thailand	—	7,848,570	—	7,848,570
United Kingdom	—	170,212,740	—	170,212,740
United States	82,267,013	—	—	82,267,013
Short-Term Securities	35,827,071	—	—	35,827,071
Total	$196,489,914	$554,733,447	—	$751,223,361

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange contracts	—	$ 108,531	—	$ 108,531
Liabilities:
Foreign currency
exchange contracts	—	(646)	—	(646)

Total	—	$ 107,885	—	$ 107,885

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statement of Assets and Liabilities	BlackRock Master International Portfolio

April 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $665,653,429)	$715,396,290
Investments at value — affiliated (cost — $35,827,071)	35,827,071
Foreign currency at value (cost — $7,248,688)	7,248,688
Unrealized appreciation on foreign currency exchange contracts	108,531
Investments sold receivable	12,473,398
Dividends receivable	5,957,240
Total assets	777,011,218

Liabilities
Bank overdraft	2,001,519
Unrealized depreciation on foreign currency exchange contracts	646
Investments purchased payable	25,056,544
Investment advisory fees payable	584,043
Withdrawals payable to investor	163,537
Other accrued expenses payable	3,745
Total liabilities	27,810,034
Net Assets	$749,201,184

Net Assets Consist of
Investor’s capital	$699,219,837
Net unrealized appreciation/depreciation	49,981,347
Net Assets	$749,201,184

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	39

Statement of Operations	BlackRock Master International Portfolio

Six Months Ended April 30, 2012 (Unaudited)

Investment Income
Dividends	$7,780,993
Dividends — affiliated	21,738
Foreign taxes withheld	(790,955)
Total income	7,011,776

Expenses
Investment advisory	2,955,485
Custodian	153,423
Professional	29,516
Directors	9,179
Printing	6,014
Accounting services	109,688
Miscellaneous	10,682
Total expenses	3,273,987
Less fees waived by advisor	(10,999)
Total expenses after fees waived	3,262,988
Net investment income	3,748,788

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(48,617,619)
Foreign currency transactions	2,821,572
(45,796,047)
Net change in unrealized appreciation/depreciation on:
Investments	78,473,301
Foreign currency transactions	(3,191,778)
75,281,523
Total realized and unrealized gain	29,485,476
Net Increase in Net Assets Resulting from Operations	$33,234,264

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	APRIL 30, 2012

Statements of Changes in Net Assets	BlackRock Master International Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations
Net investment income	$3,748,788	$1,584,011
Net realized loss	(45,796,047)	(54,806,188)
Net change in unrealized appreciation/depreciation	75,281,523	34,396,421
Net increase (decrease) in net assets resulting from operations	33,234,264	(18,825,756)

Capital Transactions
Proceeds from contributions	199,413,559	907,191,561
Value of withdrawals	(316,410,968)	(120,719,339)
Net increase (decrease) in net assets derived from capital transactions	(116,997,409)	786,472,222

Net Assets
Total increase (decrease) in net assets	(83,763,145)	767,646,466
Beginning of period	832,964,329	65,317,863
End of period	$749,201,184	$832,964,329

Financial Highlights	BlackRock Master International Portfolio

	Six Months Ended April 30, 2012	Year Ended October 31,			Period June 1, 2008 to October 31,	Year Ended May 31,
	(Unaudited)	2011	2010	2009	2008	2008	2007
Total Investment Return
Total investment return	3.53%[1]	(5.10)%	18.59%	33.94%	(44.29)%[1]	7.12%	16.99%

Ratios to Average Net Assets
Total expenses	0.81%[2]	0.85%	1.03%	1.11%	1.04%[2]	0.99%	0.96%
Total expenses after fees waived	0.81%[2]	0.85%	1.03%	1.11%	1.04%[2]	0.99%	0.96%
Net investment income	0.93%[2]	0.64%	0.54%	1.89%	1.44%[2]	1.90%	1.64%

Supplemental Data
Net assets, end of period (000)	$749,201	$832,964	$65,318	$66,975	$59,217	$118,236	$126,594
Portfolio turnover	57%	156%	154%	178%	78%	153%	151%

[1]	Aggregate total investment return.
[2]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	41

Notes to Financial Statements (Unaudited)	BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

42	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio’s assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements, which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed as well as disclosure of the level in the fair value hierarchy of assets and liabilities not recorded at fair value but where fair value is disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. For OTC options purchased, the Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Portfolio do not give rise to counterparty credit risk, as options written obligate the Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Portfolio and each of its respective counterpar-ties. An ISDA Master Agreement allows the Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

SEMI-ANNUAL REPORT	APRIL 30, 2012	43

Notes to Financial Statements (continued)	BlackRock Master International Portfolio

Foreign Currency Exchange Contracts: The Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2012

	Asset Derivatives

	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$108,531
	Liability Derivatives

	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$646
The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended April 30, 2012
Net Realized Gain (Loss) From
Foreign currency exchange contracts		$1,445,007
Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts		$(2,377,749)

For the six months ended April 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts: Average number of contracts — US dollars purchased		2
Average number of contracts — US dollars sold		3
Average US dollar amounts purchased		$249,065,772
Average US dollar amounts sold		$30,241,233

3. Investment Advisory Agreement and Other Transactions with Affiliates:

As of April 30, 2012, the PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Portfolio entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of the Portfolio’s average daily net assets.

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays the subadvisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended April 30, 2012, the Master LLC reimbursed the Manager $5,113 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2012, were $442,016,192 and $539,374,413, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on

44	SEMI-ANNUAL REPORT	APRIL 30, 2012

Notes to Financial Statements (concluded)	BlackRock Master International Portfolio

the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2011. The Portfolio did not borrow under the credit agreement during the six months ended April 30, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of April 30, 2012, the Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	13%
Commercial Banks	10
Wireless Telecommunications Services	10
Semiconductors & Semiconductor Equipment	8
Oil, Gas & Consumable Fuels	7
Chemicals	6
Automobiles	6
Electrical Equipment, Instruments & Components	5
Other[1]	35

[1]	All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

SEMI-ANNUAL REPORT	APRIL 30, 2012	45

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Paul L. Audet, Director
David O. Beim, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
    Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC1
Princeton, NJ 08540

BlackRock International Limited2
Edinburgh, Scotland
United Kingdom EH3 8JB

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

1 For Emerging Markets and Latin America.
2 For all Funds.

46	SEMI-ANNUAL REPORT	APRIL 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds/Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’/Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Portfolio voted proxies relating to securities held in the Funds’/Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

SEMI-ANNUAL REPORT	APRIL 30, 2012	47

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	SEMI-ANNUAL REPORT	APRIL 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	APRIL 30, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Dynamic Equity Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†		BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Basic Value Fund		BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Capital Appreciation Fund		BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock China Fund		BlackRock India Fund		BlackRock Science & Technology
BlackRock Commodity Strategies Fund		BlackRock International Fund		Opportunities Portfolio
BlackRock Emerging Markets Fund		BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short		BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
Equity Fund		BlackRock Large Cap Core Fund		BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund		BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock EuroFund		BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†		BlackRock Managed Volatility Portfolio†		BlackRock World Gold Fund
BlackRock Global Dividend Income		BlackRock Mid-Cap Growth Equity Portfolio
Portfolio

Fixed Income Funds
BlackRock Bond Index Fund		BlackRock High Yield Bond Portfolio		BlackRock Strategic Income
BlackRock Core Bond Portfolio		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock CoreAlpha Bond Fund		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio		BlackRock Low Duration Bond Portfolio		BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund		BlackRock Multi-Asset Income Portfolio†		BlackRock World Income Fund
BlackRock GNMA Portfolio		BlackRock Secured Credit Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	LifePath Portfolios			LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	SEMI-ANNUAL REPORT	APRIL 30, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

#GEMLAIF -4/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Latin America Fund, Inc.

Date: July 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Latin America Fund, Inc.

Date: July 2, 2012

By:     /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Latin America Fund, Inc.

Date: July 2, 2012

3